UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: April 9, 2012

(Date of earliest event reported)

PremierWest Bancorp

(Exact Name of Registrant as Specified in its Charter)

Oregon (State or Other Jurisdiction of Incorporation or Organization)	000-50332 (Commission File Number)	93 - 1282171 (IRS Employer Identification No.)

503 Airport Road

Medford, Oregon 97504

(Address of Principal Executive Office)(Zip Code)

541-618-6003

Registrant's Telephone Number, Including Area Code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 9, 2012, PremierWest Bancorp’s wholly owned subsidiary PremierWest Bank announced the additional expense control initiatives. A copy of the press release with the announcement is attached as Exhibit 99.1.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS. Statements in this Current Report on Form 8-K and the Exhibit attached hereto constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and include statements about reducing operating expenses, realizing savings, customer service and branch sales and closures. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts. There can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include the inability to realize projected savings, as well as those described in the cautionary language included under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and other filings made with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012	PREMIERWEST BANCORP (Registrant) By: /s/ Tom Anderson Tom Anderson Executive Vice President and Chief Administrative Officer